Sub-Item 77C - Proxy Vote Results (Unaudited)

On May 9, 2007, shareholders of the AXA Enterprise Capital Appreciation Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
5,160,355.163

Against
198,788.727

Abstained
179,800.373

On May 9, 2007, shareholders of the AXA Enterprise Growth and Income Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
2,567,961.010

Against
113,602.539

Abstained
91,938.243

On May 9, 2007, shareholders of the AXA Enterprise Small Company Growth Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
1,767,256.741

Against
110,439.591

Abstained
77,553.295

On May 9, 2007, shareholders of the AXA Enterprise Government Securities Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
9,626,400.837

Against
142,787.393

Abstained
384,198.494

On May 9, 2007, shareholders of the AXA Enterprise Short Duration Bond Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
1,595,391.209

Against
43,997.575

Abstained
69,977.997

On May 9, 2007, shareholders of the AXA Enterprise Money Market Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
64,774,194.925

Against
5,040,673.199

Abstained
3,237,595.774

On June 7, 2007, shareholders of the AXA Enterprise Deep Value Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
2,618,368.892

Against
77,628.385

Abstained
104,335.022

On June 7, 2007, shareholders of the AXA Enterprise Equity Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
7,272,740.517

Against
286,482.911

Abstained
559,342.888

On June 7, 2007, shareholders of the AXA Enterprise Equity Income Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
3,466,173.184

Against
221,422.093

Abstained
216,864.987

On June 7, 2007, shareholders of the AXA Enterprise International Growth Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
4,866,097.011

Against
285,138.482

Abstained
221,114.052

On June 7, 2007, shareholders of the AXA Enterprise Large Cap Growth Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
3,478,714.443

Against
197,853.808

Abstained
192,062.205

On June 7, 2007, shareholders of the AXA Enterprise Small Company Value Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
22,888,473.198

Against
1,307,914.554

Abstained
1,174,387.965

On June 7, 2007, shareholders of the AXA Enterprise High-Yield Bond Fund voted to approve a Plan of Reorganization by and between AXA Enterprise Funds Trust and the Goldman Sachs Trust (“GST”) which provides for and contemplates (1) the transfer of substantially all of the assets of the AXA Enterprise Funds Trust to a corresponding investment portfolio of GST (each, a “GST” Fund” and together, the “GST Funds”) in exchange solely for the shares of designated classes of the GST Fund and its assumption of substantially all of that AXA Enterprise Fund’s liabilities; and (2) the distribution of those shares to shareholders of that AXA Enterprise Fund in liquidation thereof.

For
8,193,122.605

Against
490,398.045

Abstained
432,355.317

On June 7, 2007, at a Special Meeting of Shareholders of the AXA Enterprise Tax-Exempt Fund voted to approve a Plan of Reorganization and Termination (the "Plan") providing for the reorganization of the AXA Enterprise Tax-Exempt Fund into a corresponding investment portfolio of Goldman Sachs Trust.

For
816,507.628

Against
18,134.022

Abstained
54,348.890

AXA ENTERPRISE FUNDS TRUST
FORM N-SAR
ANNUAL REPORT